GOLDMAN SACHS VARIABLE INSURANCE TRUST

Institutional and Service Shares

of the

Goldman Sachs Structured Small Cap Equity Fund and

Structured U.S. Equity Funds

Supplement dated June 28, 2012

to the

Prospectuses dated April 27, 2012 (the “Prospectuses”)

Effective after the close of business July 31, 2012, the following replaces in its entirety the fourth and fifth sentences in “Investment Management Approach—Other Investment Practices and Securities” in the Funds’ Prospectuses:

The Fund publishes on its website (http://www.goldmansachsfunds.com) complete portfolio holdings for the Fund as of the end of each fiscal quarter subject to a 60 calendar-day lag between the date of the information and the date on which the information is disclosed. The Fund may however, at its discretion, publish these holdings earlier than 60 calendar days, if deemed necessary by the Fund.

This Supplement should be retained with your Prospectus for future reference.

VITFDSAPPSTK 06-12